UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2022

TPG PACE BENEFICIAL FINANCE CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39596	98-1499840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Commerce St., Suite 3300 Fort Worth, TX	76102
(Address of principal executive offices)	(Zip Code)

(212) 405-8458

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-fifth of one redeemable warrant	TPGY.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	TPGY	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	TPGY WS	The New York Stock Exchange

☒      Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On September 23, 2022, TPG Pace Beneficial Finance Corp. (the “Company”) announced that it will redeem all of its outstanding Class A ordinary shares, par value $0.0001 (the “Public Shares”), effective as of October 11, 2022, because the Company will not consummate an initial business combination within the time period required by its Amended and Restated Memorandum and Articles of Association (the “Articles”).

As stated in the Company’s Form S-1 and in the Articles, if the Company is unable to complete an initial business combination within 24 months from the closing of its initial public offering on October 9, 2020, the Company will:

(i)	cease all operations except for the purpose of winding up;

(ii)

as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (“Trust Account”), including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and

(iii)

as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

The balance of the Trust Account as of June 30, 2022 was $350,552,912, which includes the $350,000,000 in funds deposited into the Trust Account at the time of the Company’s initial public offering and $552,912 in interest and dividend income. Net of taxes and up to $100,000 of dissolution expenses, the Company currently expects the per-share redemption price for the Public Shares will be approximately $10.01 (as finally determined, the “Redemption Amount”). The Company anticipates that the last trading day for the Public Shares will be October 7, 2022. As of October 11, 2022, the Public Shares will be deemed cancelled and will represent only the right to receive the Redemption Amount. After October 11, 2022, the Company intends to cease all operations except for those required to wind up the Company’s business.

Due to the Columbus Day holiday falling on October 10, 2022, the Redemption Amount will be paid on the next business day, October 11, 2022, to the beneficial owners of Public Shares held in street name without any required action on their part. The Redemption Amount will be paid to record holders of Public Shares after delivery of their Public Shares to the Company’s transfer agent, Continental Stock Transfer & Trust Company, on or after October 11, 2022.

There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

As previously disclosed, on December 29, 2021, the Company, Edison Holdco B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) and wholly owned subsidiary of the Company (“Dutch Holdco”), New TPG Pace Beneficial Finance Corp., an exempted company incorporated in the Cayman Islands with limited liability and wholly owned subsidiary of Dutch Holdco, ENGIE New Business S.A.S., a société par actions simplifiée organized and existing under the laws of France (“Engie Seller”), and EV Charged B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) (“EVBox Group”) entered into a Termination of the Business Combination Agreement (the “Termination Agreement”) pursuant to which the parties mutually agreed to terminate their previously announced business combination agreement. Pursuant to Section 2 of the Termination Agreement, the parties agreed that as a reimbursement of certain transaction expenses incurred by the Company in connection with the business combination agreement and the proposed business combination, Engie Seller agreed to make or cause to be made to the Company a cash payment equal to EUR 15,000,000, or $17,014,631. Such expense reimbursement was made to the Company on January 18, 2022.

As of the date hereof, the Company has used approximately $12.6 million of such expense reimbursement payment to fund previously incurred expenses, and expects to pay current payables and accrued expenses and future expenses in connection with the winding up of the Company’s business from the remaining amount. As the Company previously disclosed, the amounts paid to the Company under the Termination Agreement as an expense reimbursement are not part of the Trust Account and, in accordance with the terms and requirements of the Articles, will not be part of any distributions with respect to the Public Shares.

The Company expects that the New York Stock Exchange will file a Form 25 with the United States Securities and Exchange Commission (the “SEC”) to delist its securities. The Company thereafter expects to file a Form 15 with the SEC to terminate the registration of its securities under the Securities Exchange Act of 1934, as amended.

A copy of a letter to shareholders from the Non-Executive Chairman and Director of the Company is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are not historical facts, including with respect to the Company’s anticipated redemption, liquidation and dissolution, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek,” “future,” “project,” “anticipate” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors and risks that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Company’s Form S-1 relating to its initial public offering, Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other documents the Company has filed with the SEC, as amended from time to time. Copies of such filings are available on the SEC’s website, www.sec.gov.

Forward-looking statements speak only as of the date they are made, and the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. The inclusion of any statement in this Current Report on Form 8-K does not constitute an admission by the Company or any other person that the events or circumstances described in such statements are material.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1*	Letter to stockholders from the Non-Executive Chairman and Director of the Company, dated September 23, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG PACE BENEFICIAL FINANCE CORP.

Date: September 23, 2022	By:	/s/ Eduardo Tamraz
	Name:	Eduardo Tamraz
	Title:	Secretary